Exhibit 10.5.
[Translated from Hebrew]
State of Israel
Ministry of Industry, Trade, and Labor
Industrial Research and Development Administration
Office of the Chief Scientist

Jerusalem, < Approval Letter Date>
Approval Letter No.: < OCS File Number>

To: <Program Executor >

Letter of Approval

1.
We hereby inform you that the Research Committee, by virtue of its authority according to Article 17 to the Encouragement of Industrial Research and Development Law, 5744-1984 (the “R&D Law”), has decided in its meeting dated < OCS committee meeting date> to approve the program as submitted by you on <Request filing date> whose subject is:

a.	Subject of approved program: <Program Title>

b.	Executor of the approved program: <Program Executor> (hereinafter - the “Approved Program”)

2.

a.	The research and development expenses approved for the performance of the approved program will be in an amount of up to: <Maximal Approved Budget>

b.
The rate of grant approved is <Approved Grant Rate> of the development expenses (addition with respect to a national priority zone A/ line of conflict), which is up to an amount of <Maximal Approved Grant>.

3.	The approval is conditioned upon fulfillment of the provisions of the law, regulations, rules and procedures promulgated thereunder and subject to the following terms:

a.
The approved program will be performed as detailed in your request within a period of 12 months – from January 1, <Program Period> and until December 31, <Program Period> (hereinafter: the “Performance Period”)

b.
(1) You must inform the Office of the Chief Scientist about every change in the control of the grant recipient over the company’s shares and/or over one of the following controlling means: (a) the right to vote in the company’s general meetings; (b) the right to appoint directors in the company; (c) the right to participate in the company’s profits.

(2) Transferring any percentage of the controlling means stated in subsection (1) to a non-Israeli resident or to a foreign company, which makes the non-Israeli resident or foreign company an interested party as defined in the Securities Law, 1968, requires notification to the Office of the Chief Scientist and a written undertaking of the non-Israeli resident or the foreign company to the R&D Law.

The letter of approval shall be signed in the form available at the office of the Chief Scientist and on the website of the Ministry of Industry, Trade, and Labor.

c.	Additional Terms:

< Additional Conditions>

d.	See the appendix in the matter of intellectual property.

e.	In the event of pledging the company’s assets to an Israeli bank against credit, the company must ensure that the pledge shall be subject to the R&D Law.

f.	If the plan is connected to an agreement with an academic institution or an academic implementation company, the company must ensure that the agreement is subject to the provisions of the R&D Law.

Sincerely, /s/ the Chief Scientist [Name] The Chief Scientist

[Translated from Hebrew]
State of Israel
Ministry of Trade and Industry
Industrial Research and Development Administration
Office of the Chief Scientist

Jerusalem, < Approval letter Date>
Approval letter no.: < OCS File number>

To: <Program Executor >

Appendix to the Letter of Approval

Compliance with Intellectual Property Law

We have acknowledged your undertaking from [date] to comply with intellectual property laws as shall be practiced in Israel from time to time, that if you are convicted for violation of the intellectual property laws of Israel, by a final and un-appealable judgment in an Israeli court, we shall be entitled to terminate any benefit granted to you by the Industrial Research and Development Administration, including grants, loans, tax benefits, or any other financial advantage, or any part of such benefit, and demand their return including interest and linkage differentials according to the law.

Sincerely,

/s/ ____________

[Name]

The Chief Scientist

[Translated from Hebrew]

<Program Executor >

Date: < Approval letter Date >

To: Industrial Research and Development Administration,
The Office of Chief Scientist
Ministry of Industry, Trade and Employment
5 Bank Israel, PO Box 3166
Jerusalem
Dear Sir,

Re:  Undertaking Letter and Notice about the Commencement of Performance of Approved R&D Plan
Subject: < Program Title >

File Number: < OCS File number>

1.	We hereby inform you that we commenced performing the approved plan, according to the referenced approval letter January 1, < Program Period >.

a.	the obligation not to transfer to another the know-how, the rights thereto, and the manufacturing rights deriving from the research and development without the approval of the research committee.

b.
to pay royalties and file all reports according to the Law and the Regulations for the Encouragement of Research and Development in Industry (Rate of Royalties and Rules for their Application), 5756-1996 (hereinafter the “Royalties Regulations”) and the procedures of the Industrial Research and Development Administration (hereinafter the “Administration”).

2.
We declare that we have read all instructions and procedures for financial reporting for R&D purposes and we will comply with them, including in connection with the computerized system for the reporting on hours as assigned to tasks.

3.	We consent to the attribution of this file numbered: < OCS File number> to plan 29645, subject STEMEX.

4.	Additional Undertakings:

< Additional Conditions>

5.
We hereby declare that we have separated and distinguished account/s in the framework of our financial bookkeeping for the purpose of performing this plan. The recordings made in the account/s are direct, chronological, primary, systematic and only according to documentation.

6.	We hereby declare that we are aware that the referenced grant shall be paid subject to the terms of the approval and according to the Administration’s procedures.

7.
The attached budget, including its details, terms and appendices constitutes a binding framework. Expenses deviating from this detailed framework will not be recognized, unless under the approval of the Administration.

8.	Procedures:

a.
The company shall be entitled to advancement according to the procedures, provided that it has actually commenced performance of the plan. The advancement shall be off-set from payments due according to the financial reports, excluding current advancement.

b.
Any additional payment shall be executed according to a detailed financial report which corresponds to the Administration’s procedures. Payment shall be made after review of the aforesaid report. The grant’s recipient is obliged to file a financial report once every three months and a technical report at least once every half a year, on the Administration’s forms or in the same format.

c.
The truthfulness of the financial report shall be confirmed by an authorized representative of the company, and documents witnessing actual payments to subcontractors shall be attached, if such expense is reported.

d.
Any payment with respect to the approved grant shall be considered as an advance payment only, until the approval of the final report. Until the final report, no more than 90% (including current advancement) shall be paid from the lower of the budgeted grant and the expense in the financial report. The remaining balance shall be paid only following receipt of a final financial report and a final technical report together with approval from an accountant on behalf of the company. The payment shall be made following examination of the reports by representatives of the Administration.

e.
The company’s books of accounts, including the company’s balance sheets, shall be open for review of the Administration during a period of 7 years from the commencement of performance of the approved plan, or 6 years from filing the final financial report, the later of the two.

f.	The Administration will have the right to setoff any sum due from the recipient of the support out of grant approved hereby.

g.
The grant’s recipient is not entitled to stop performing the plan without the prior written approval from the head of the Administration. If the plan is ceased without such approval, the Administration may and shall be entitled to demand the return of the grant plus interest and linkage differentials in accordance with the law.

h.
The grant’s recipient is obligated to file a final financial report approved by an accountant on its behalf in a format acceptable to the Office of the Chief Scientist and a final technical report to the approved plan, no later than 3 months from the date of completion of the approved plan.

i.	The Administration is entitled to demand additional technical reports at any time.

j.	An expense shall not be recognized unless the consideration therefor is paid, except overhead in the salary budget item.

k.	In the final financial report only expenses accumulated during the approved research period and paid no later than 60 days from its termination shall be recognized.

l.	The Administration may demand interest and linkage differentials as provided by law on any sum due to it from the recipient of the grant.

9.	The abovementioned terms do not derogate from any statute or law applicable to the grant for this file.

10.
We hereby undertake to comply with intellectual property laws as shall be practiced in Israel from time to time, and we consent that if we are convicted for violation of any of the intellectual property laws the Administration shall be entitled to retrospectively terminate any benefit granted by you, including grant, loan, benefit or any other financial advantage, or any part of such benefit, and demand their repayment including interest and linkage differentials, according to the law.

OCS File Number	Program Executor	Approval Letter Date	OCS Committee Meeting Date	Request Filing Date	Program Title	Maximal Approved Budget	Approved Grant Rate	Maximal Approved Grant	Program Period	Additional Conditions
29645	Gamida Cell	15/12/2003	18/08/2003	30/10/2002	StemEx	ILS 8,628,027	60%	ILS 5,176,816	2003
Royalties shall be paid from any income generated from the sales of the Company's products; This Approval Letter replaces the Approval Letter dated June 11, 2003 and includes the former grant of NIS 4,314,014 and a NIS 862,802 increase.

29645	Gamida Cell	11/06/2003	09/04/2003	30/10/2002	StemEx	ILS 8,628,027	50%	ILS 4,314,014	2003	Royalties shall be paid from any income generated from the sales of the Company's products
32684	Gamida Cell	16/12/2003	30/11/2003	09/04/2003	StemEx	ILS 4,212,276	30%	ILS 1,263,683	2003
Royalties shall be paid from any income generated from the sales of the Company's products; This Approval Letter replaces the Approval Letter dated June 11, 2003 and includes the former grant of NIS 1,696,590 and a NIS 432,907 decrease.

32684	Gamida Cell	11/06/2003	09/04/2003	09/04/2003	StemEx	ILS 5,655,300	30%	ILS 1,696,590	2003	Royalties shall be paid from any income generated from the sales of the Company's products
34077	Gamida Cell	04/01/2005	14/11/2004	29/01/2004	StemEx	ILS 8,864,858	50%	ILS 4,432,429	2004
Royalties shall be paid from any income generated from the sales of the Company's products; This Approval Letter replaces the Approval Letter dated May 23, 2004 and includes the former grant of NIS 4,661,136 and a NIS 228,707 decrease.

34077	Gamida Cell	23/05/2004	19/04/2004	29/01/2004	StemEx	ILS 9,322,271	50%	ILS 4,661,136	2004	Royalties shall be paid from any income generated from the sales of the Company's products
34366	Gamida Cell	04/01/2005	14/11/2004	19/04/2004	StemEx	ILS 2,867,153	30%	ILS 860,146	2004
Royalties shall be paid from any income generated from the sales of the Company's products; This Approval Letter replaces the Approval Letter dated June 7, 2004 and includes the former grant of NIS 1,199,999 and a NIS 339,853 decrease.

34366	Gamida Cell	07/06/2004	19/04/2004	19/04/2004	StemEx	ILS 3,999,998	30%	ILS 1,199,999	2004	Royalties shall be paid from any income generated from the sales of the Company's products
35537	Gamida Cell	26/05/2005	11/04/2005	31/01/2005	StemEx	ILS 9,127,323	60%	ILS 5,476,394	2005	Royalties shall be paid from any income generated from the sales of the Company's products
35788	Gamida Cell	22/08/2005	11/04/2005	13/04/2005	StemEx	ILS 4,545,000	30%	ILS 1,363,500	2005	Royalties shall be paid from any income generated from the sales of the Company's products
36922	Gamida Cell	28/05/2006	24/04/2006	31/01/2006	StemEx	ILS 9,450,974	50%	ILS 4,725,487	2006
Gamida Cell Holdings - from any income generated from the useage of Stemex Products for blood disease; Gamida Cell - from any income generated from all Stemex products for different uses; Gamida Cell shall bear the resposiblity for reporting and payment of royalties under the program, on behalf of both companies.

36923	Gamida Cell	10/09/2006	15/08/2006	31/01/2006	Tissue regeneration	ILS 5,026,470	60%	ILS 3,015,882	2006
Royalties shall be paid from any income generated from the sales of the Company's products; This Approval Letter replaces the Approval Letter dated June 28, 2006 and includes the former grant of NIS 2,513,235 and a NIS 502,647 increase.

36923	Gamida Cell	26/06/2006	24/04/2006	31/01/2006	Tissue regeneration	ILS 5,026,470	50%	ILS 2,513,235	2006	Royalties shall be paid from any income generated from the sales of the Company's products
37168	Gamida Cell	28/05/2006	24/04/2006	24/04/2006	StemEx	ILS 8,359,225	30%	ILS 2,507,768	2006
Gamida Cell Holdings - from any income generated from the useage of Stemex Products for blood disease; Gamida Cell - from any income generated from all Stemex products for different uses; Gamida Cell shall bear the resposiblity for reporting and payment of royalties under the program, on behalf of both companies.

38285	Gamida Cell	17/05/2007	28/03/2007	31/01/2007	Tissue regeneration	ILS 4,000,000	50%	ILS 2,000,000	2007	Royalties shall be paid from any income derived from the aforementioned technology
38292	Gamida Cell	28/10/2007	06/08/2007	31/01/2007	Nicotinamide Cell Based Products	ILS 4,386,870	60%	ILS 2,632,122	2007
Royalties shall be paid from any income generated from the sales of the Company's products; This Approval Letter replaces the Approval Letter dated May 28, 2007 and includes the former grant of NIS 2,500,122 and a NIS 132,000 increase.

38292	Gamida Cell	28/05/2007	28/03/2007	31/01/2007	Nicotinamide Cell Based Products	ILS 4,166,870	60%	ILS 2,500,122	2007	Royalties shall be paid from any income generated from the sales of the Company's products
38304	Gamida Cell-Teva Joint Venture	28/05/2007	28/03/2007	31/01/2007	StemEx	ILS 12,500,000	50%	ILS 7,500,000	2007	Gamida Cell Holdings - from any income generated from the sales of Stemex; Reporting and payment of royalties shall be done by Gamida Cell, on behalf of both companies.
38586	Gamida Cell-Teva Joint Venture	28/05/2007	28/03/2007	28/03/2007	StemEx	ILS 13,000,000	30%	ILS 3,900,000	2007	Gamida Cell Holdings - from any income generated from the sales of Stemex;
38588	Gamida Cell	17/02/2008	10/12/2007	28/03/2007	Tissue regeneration	ILS 242,877	30%	ILS 72,863	2007
Royalties shall be paid from any income derived from the aforementioned technology; This Approval Letter replaces the Approval Letter dated May 28, 2007 and includes the former grant of NIS 291,450 and a NIS 218,587 decrease.

38588	Gamida Cell	28/05/2007	28/03/2007	28/03/2007	Tissue regeneration	ILS 971,500	30%	ILS 291,450	2007	Royalties shall be paid from any income derived from the aforementioned technology
39580	Gamida Cell	24/11/2008	11/11/2008	31/01/2008	NAM	ILS 5,859,700	60%	ILS 3,515,820	2008
Royalties shall be paid from any income generated from any  sales of the Company based on cell treatment with NAMThis Approval Letter replaces the Approval Letter dated May 14, 2008 and includes the former grant of NIS 2,929,850 and a NIS 585,970 increase.

39580	Gamida Cell	14/05/2008	11/03/2008	31/01/2008	NAM	ILS 5,859,700	50%	ILS 2,929,850	2008	Royalties shall be paid from any income generated from any sales of the Company based on cell treatment with NAM
39727	Gamida Cell-Teva Joint Venture	24/11/2008	11/11/2008	24/01/2008	StemEx	ILS 12,800,000	60%	ILS 7,680,000	2008
Royalties shall be paid from any income generated from the sales of StemEx products; This Approval Letter replaces the Approval Letter dated May 14 2008, and includes the former grant of NIS 6,400,000 and a NIS 1,280,000 increase.

39849	Gamida Cell	02/12/2008	11/11/2008	31/01/2008	Tissue regeneration	ILS 4,771,400	60%	ILS 2,882,840	2008
Royalties shall be paid from any income generated from the sales of the Company's products; This Approval Letter replaces the Approval Letter dated May 14, 2008 and includes the former grant of NIS 2,484,800 and a NIS 378,040 increase.

39849	Gamida Cell	14/05/2008	11/03/2008	31/01/2008	Tissue regeneration	ILS 4,969,600	50%	ILS 2,484,800	2008	Royalties shall be paid from any income generated from the sales of the Company's products;
40031	Gamida Cell-Teva Joint Venture	25/11/2008	11/11/2008	11/11/2008	StemEx	ILS 8,725,000	30%	ILS 2,617,500	2008
Royalties shall be paid from any income generated from the sales of StemEx products; This Approval Letter replaces the Approval Letter dated May 14 2008, and includes the former grant of NIS 3,450,000 and a NIS 832,000 decrease.

41479	Gamida Cell-Teva Joint Venture	20/05/2009	24/03/2009	01/02/2009	StemEx	ILS 10,469,064	60%	ILS 6,281,438	2009	Royalties shall be paid from any income generated from the sales of StemEx products
41779	Gamida Cell-Teva Joint Venture	03/12/2009	10/11/2009	24/03/2009	StemEx	ILS 13,480,000	30%	ILS 4,044,000	2009
Royalties shall be paid from any income generated from the sales of StemEx products;This Approval Letter replaces the Approval Letter dated May 20 2009, and includes the former grant of NIS 4,677,242 and a NIS 633,242 decrease.

41779	Gamida Cell-Teva Joint Venture	20/05/2009	24/03/2009	24/03/2009	StemEx	ILS 15,590,806	30%	ILS 4,677,242	2009	Royalties shall be paid from any income generated from the sales of StemEx products

43209	Gamida Cell	26/04/2010	08/03/2010	17/01/2010	NAM - Cell Based Products	ILS 7,300,532	60%	ILS 4,380,319	2010	Royalties shall be paid from any income generated from the sales made be the company based on cell treatment with NAM
43423	Gamida Cell-Teva Joint Venture	11/05/2010	08/03/2010	31/01/2010	StemEx	ILS 11,396,661	60%	ILS 6,837,997	2010	Royalties shall be paid from any income generated from the sales of StemEx products
43613	Gamida Cell-Teva Joint Venture	11/05/2010	08/03/2010	08/03/2010	StemEx	ILS 16,329,000	30%	ILS 4,898,700	2010	Royalties shall be paid from any income generated from the sales of StemEx products
43614	Gamida Cell	26/04/2010	08/03/2010	08/03/2010	NAM technology cell based products	ILS 2,739,000	30%	ILS 821,700	2010	Royalties shall be paid from any income generated from the sales made be the company based on cell treatment with NAM
44999	Gamida Cell-Teva Joint Venture	22/06/2011	27/03/2011	26/12/2010	StemEx	ILS 11,463,096	60%	ILS 6,877,858	2011	Royalties shall be paid from any income generated from the sales of StemEx products
45081	Gamida Cell	22/06/2011	27/03/2011	06/01/2011	NAM	ILS 7,159,503	60%	ILS 4,295,702	2011	Royalties shall be paid from any income generated from the sales made be the company based on cell treatment with NAM
45668	Gamida Cell	22/06/2011	27/03/2011	27/03/2011	NAM	ILS 3,035,700	30%	ILS 910,710	2011	Royalties shall be paid from any income generated from the sales made be the company based on cell treatment with NAM
45669	Gamida Cell-Teva Joint Venture	22/06/2011	27/03/2011	27/03/2011	StemEx	ILS 14,636,471	30%	ILS 4,390,941	2011	Royalties shall be paid from any income generated from the sales of StemEx products
47466	Gamida Cell-Teva Joint Venture	13/11/2012	23/10/2012	24/01/2012	StemEx	ILS 9,629,260	60%	ILS 5,777,556	2012
Royalties shall be paid from any income generated from the sales of Stemex products; This Approval Letter replaces the Approval Letter dated June 6, 2012, and includes the former grant of NIS 6,245,668 and a NIS 468,132 decrease.

47466	Gamida Cell-Teva Joint Venture	06/06/2012	18/04/2012	24/01/2012	StemEx	ILS 10,409,480	60%	ILS 6,245,688	2012	Royalties shall be paid from any income generated from the sales of StemEx products;
47579	Gamida Cell	13/11/2012	23/10/2012	31/01/2012	NAM technology cell based products	ILS 6,551,119	60%	ILS 3,930,671	2012
Royalties shall be paid from any income generated from the sales made be the company based on cell treatment with NAM; This Approval Letter replaces the Approval letter dated May 30, 2012, and includes the former grant of NIS 5,290,751 and a NIS 1,360,080 decrease.

47579	Gamida Cell	30/05/2012	18/04/2012	31/01/2012	NAM technology cell based products	ILS 8,817,919	60%	ILS 5,290,751	2012	Royalties shall be paid from any income generated from the sales made be the company based on cell treatment with NAM
48068	Gamida Cell-Teva Joint Venture	06/06/2012	18/04/2012	18/04/2012	StemEx	ILS 8,291,260	30%	ILS 2,487,378	2012	Royalties shall be paid from any income generated from the sales of StemEx products;
48069	Gamida Cell	13/11/2012	23/10/2012	18/04/2012	NAM technology cell based products	ILS 4,106,901	30%	ILS 1,232,070	2012
Royalties shall be paid from any income generated from the sales made be the company based on cell treatment with NAM; This Approval Letter replaces the Approval Letter dated May 30, 2012,and includes the former grant of NIS 1,405,350 and a NIS 173,280 decrease.

48069	Gamida Cell	30/05/2012	18/04/2012	18/04/2012	NAM technology cell based products	ILS 4,684,501	30%	ILS 1,405,350	2012	Royalties shall be paid from any income generated from the sales made be the company based on cell treatment with NAM
49791	Gamida Cell-Teva Joint Venture	15/12/2013	20/11/2013	20/01/2013	StemEx	ILS 2,653,340	60%	ILS 1,592,004	2013	Royalties will be paid from any income by the company
49849	Gamida Cell	26/05/2013	11/04/2013	29/01/2013	NAM based technology products development	ILS 7,527,207	60%	ILS 4,516,324	2013	Royalties will be paid from any income by the company
50321	Gamida Cell	26/05/2013	11/04/2013	11/04/2013	NAM based technology products development	ILS 3,029,000	30%	ILS 908,700	2013	Royalties will be paid from any income by the company
52222	Gamida Cell	07/05/2014	07/04/2014	29/01/2014	NAM based technology products development	ILS 12,194,324	60%	ILS 7,316,594	2014	Royalties will be paid from any income by the company
52800	Gamida Cell	07/05/2014	07/04/2014	07/05/2014	NAM based technology products development	ILS 4,273,500	30%	ILS 1,282,050	2014	Royalties will be paid from any income by the company